UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 27, 2012

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:

On July 11, 2011, Central Vermont Public Service Corporation (the “Company” or “Central Vermont”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gaz Métro Limited Partnership (“Gaz Métro”) and Danaus Vermont Corp., an indirect, wholly-owned subsidiary of Gaz Métro (“Merger Sub”), pursuant to which Merger Sub will merge with and into Central Vermont, with Central Vermont continuing as the surviving corporation and an indirect wholly-owned subsidiary of Gaz Métro.  On September 29, 2011 the Company’s stockholders approved the transaction.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2012, the Board of Directors of Central Vermont adopted an amendment (the "Amendment") to Section 1 of Article IV of the Company's By-laws.  The purpose of the Amendment is to remove the requirement that the annual meeting of the Company's shareholders be held on the first Tuesday of May in each year, and to instead provide that the annual meeting may be held on a date and at the time set by the Company's Board of Directors.  The Amendment became effective on February 27, 2012.  The Amendment is attached to this Current Report as Exhibit 99.2 and is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On February 27, 2012, the Board of Directors of Company determined to postpone the Company’s 2012 Annual Meeting of Stockholders.  Under the Company’s Amended and Restated By-laws (the “By-laws”), the 2012 Annual Meeting of Stockholders would have been scheduled for May 1, 2012.  The Board of Directors determined to postpone the 2012 Annual Meeting of Stockholders because of the pendency of the transactions contemplated under the Merger Agreement.

Because of the postponement of the 2012 Annual Meeting of Stockholders, the due dates for the provision of any qualified stockholder proposal under the rules of the Securities and Exchange Commission or qualified stockholder nominations or other proposals under the By-laws, December 26, 2011 and January 25, 2012, respectively, described in the Company’s 2011 Proxy Statement will no longer be applicable.  In the event the Board of Directors determines it advisable to hold the 2012 Annual Meeting Stockholders, the Company will notify stockholders of the new meeting date and the due date by which any qualified stockholder proposals or stockholder nominations should be submitted.  Any such notice will be provided in accordance with state law, the By-laws, and the requirements of the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.2	By-laws of Central Vermont Public Service Corporation, as amended February 27, 2012.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Dale A. Rocheleau Senior Vice President, General Counsel and Corporate Secretary
March 1, 2012